UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement, dated as of
November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
     On July 21, 2006, Discover Bank (“Discover”), as originator of the Discover Card Master Trust I (the “Trust”) entered into an Underwriting Agreement, dated as of July 21, 2006, by and between Discover Bank and Morgan Stanley & Co. Incorporated (the “Underwriting Agreement”), with respect to Credit Card Pass-Through Certificates to be issued by the Trust in one or more series, pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended on or prior to the date hereof, between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee (the “Pooling and Servicing Agreement”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On July 21, 2006, Discover entered into a Terms Agreement, dated as of July 21, 2006, with Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC, ABN AMRO Incorporated, and Scotia Capital (USA) Inc., (the “Terms Agreement”), with respect to the issuance of (1) $600,000,000 aggregate principal amount of Series 2006-2 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates and $31,579,000 aggregate principal amount of Series 2006-2 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates of Discover Card Master Trust I; (2) $600,000,000 aggregate principal amount of Series 2006-2 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and $31,579,000 aggregate principal amount of Series 2006-2 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I; and (3) $320,000,000 aggregate principal amount of Series 2006-2 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and $16,843,000 aggregate principal amount of Series 2006-2 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I (together, the “Series 2006-2 Certificates”). A copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events
     Series 2006-2. On July 25, 2006, the registrant made available to investors a prospectus supplement, dated July 21, 2006, and prospectus, dated July 20, 2006, with respect to the issuance of the Series 2006-2 Certificates, pursuant to the Pooling and Servicing Agreement, and the Series Supplement for Series 2006-2, to be dated as of July 27, 2006, between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee. A copy of the prospectus and prospectus supplement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In connection with the issuance of Series 2006-2, Latham & Watkins LLP, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated July 25, 2006, regarding the legality of the Series 2006-2 Certificates upon issuance and sale thereof on July 27, 2006; and (ii) an opinion to Discover (as originator of the Trust), dated July 25, 2006, as to certain federal tax matters concerning the Series 2006-2 Certificates. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated as of July 21, 2006, between Discover Bank and Morgan Stanley & Co. Incorporated

Exhibit 1.2	Terms Agreement, dated as of July 21, 2006, between Discover Bank and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets Corp., Wachovia Capital Markets, LLC, ABN AMRO Incorporated, and Scotia Capital (USA) Inc.

Exhibit 5.1	Opinion of Latham & Watkins LLP

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Subseries 1, Subseries 2, and Subseries 3 of Series 2006-2

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

Exhibit 99.1	Prospectus, dated July 20, 2006, and Prospectus Supplement, dated July 21, 2006, with respect to (1) the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-2; (2) the Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-2; and (3) the Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-2.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: July 25, 2006	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated as of July 21, 2006, between Discover Bank and Morgan Stanley & Co. Incorporated

Exhibit 1.2	Terms Agreement, dated as of July 21, 2006, between Discover Bank and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets Corp., Wachovia Capital Markets, LLC, ABN AMRO Incorporated, and Scotia Capital (USA) Inc.

Exhibit 5.1	Opinion of Latham & Watkins LLP

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Subseries 1, Subseries 2, and Subseries 3 of Series 2006-2

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

Exhibit 99.1	Prospectus, dated July 20, 2006, and Prospectus Supplement, dated July 21, 2006, with respect to (1) the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-2; (2) the Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-2; and (3) the Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-2.